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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 21, 2005

SUPERIOR ESSEX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50514 (Commission File Number)	20-0282396 (IRS Employer Identification No.)

150 Interstate North Parkway, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)

(770) 657-6000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On October 21, 2005, Superior Essex Inc. (the "Company") completed the transactions related to the combination of its U.K. magnet wire business with the European magnet wire business of Nexans through formation of a corporate joint venture and, in connection therewith, entered into a Shareholders Agreement dated as of October 21, 2005 and a side letter dated October 21, 2005 filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K. The material terms of the Shareholders Agreement were previously described in the Company's Form 8-K dated July 27, 2005 and filed on July 29, 2005. The side letter amended the Contribution and Formation Agreement dated July 27, 2005 to, among other things, revise the adjustment provisions thereof with respect to the net book value of the contributed assets of Nexans to provide that the joint venture (and not the Company) would compensate Nexans for the value of contributions between €65 million and €71 million. The side letter also facilitated the ordering of certain transactions contemplated in connection with the closing and dealt with various preclosing developments and disclosures.

Item 8.01.    Other Events.

        On October 21, 2005, the Company issued a press release, which is attached as Exhibit 99.1, announcing that it has finalized its European magnet wire joint venture with Nexans. Under the terms of the joint venture agreement, the Company contributed net cash of approximately €15 million and its U.K. magnet wire operations to the joint venture. Nexans contributed its European magnet wire and enamels businesses. The equity of the joint venture entity, known as Essex Nexans, is owned 60% by the Company and 40% by Nexans.

        The material terms of the joint venture, which are described in the Company's Form 8-K dated July 27, 2005 and filed on July 29, 2005, are set forth in a Contribution and Formation Agreement dated July 27, 2005 (filed as Exhibit 2.3 to the Company's Form 10-Q for the fiscal quarter ended June 30, 2005) and a Shareholders Agreement dated as of October 21, 2005 filed as Exhibit 10.1 and a side letter dated as of October 21, 2005 filed as Exhibit 10.2 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Not applicable

  (b)
  Not applicable

  (c)
  Exhibits

Exhibit Number	Description
10.1	Shareholders Agreement dated October 21, 2005 by and between Superior Essex Inc., SE Holding, C.V., Nexans, Nexans Participations and Essex Nexans SAS.
10.2	Side Letter dated October 21, 2005 by and between Superior Essex Inc., Essex Group, Inc., SE Holding, C.V., Nexans, Nexans Participations, Lacroix & Kress GmbH and Nexans Wires.
99.1	Press release issued October 21, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.
Dated: October 27, 2005
	By:	/s/ DAVID S. ALDRIDGE
Name: David S. Aldridge Title: Executive Vice President, Chief Financial Officer and Treasurer

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QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES